EXHIBIT 10 (a) (vi)

THIS AMENDING AGREEMENT is made the 12 th day of December 2005

BETWEEN

(1)	HARSCO FINANCE B.V. (a company incorporated in The Netherlands) and HARSCO INVESTMENT LIMITED (registered number 03985379) (each a "Borrower" and together the "Borrowers");

(2)	HARSCO CORPORATION (a corporation incorporated in the State of Delaware) (the "Guarantor"); and

(3)	THE ROYAL BANK OF SCOTLAND plc acting as agent for NATIONAL WESTMINSTER BANK Plc (the "Lender")

WHEREAS

(A)
The Lender, the Borrowers and the Guarantor entered into a US$50,000,000 credit facility dated 15 December 2000, as amended by side letters dated 19 December 2001, 6 March 2003, 19 December 2003 and 17 December 2004 (the "Facility Agreement"); and

(B)	The Lender, the Borrowers and the Guarantor have agreed to make certain amendments to the Facility Agreement.

NOW IT IS AGREED as follows:

1.	AMENDMENTS

Notwithstanding the terms of Clause 7.3(a) of the Facility Agreement, with effect from the Effective Date the following amendments shall be made to the Facility Agreement:

1.1	In the definition of "Commitment" in Clause 1.1 of the Facility Agreement sub clause (a) shall be deleted in its entirety and replaced with:

"Commitment" means US$50,000,000, to the extent not cancelled, reduced or transferred by the Lender under this Agreement.

1.2	In the definition of "Final Maturity Date" in Clause 1.1 of the Facility Agreement sub clause (a) shall be deleted in its entirety and replaced with:

(a)
in relation to a Revolving Loan not converted into a Term Loan pursuant to Clause 7.2 (Term-Out), the date which is 364 days from the date of the Amending Agreement entered into between the Lender, the Borrower and the Guarantor and dated 12 December 2005 (the "Amending Agreement") or, if extended in accordance with Clause 7.3 (Extension), the date provided for in Clause 7.3 (Extension); or

1.3	Clause 7.2(b)(i) of the Facility Agreement shall be deleted in its entirety and replaced with:

(i)
the date to which the Final Maturity Date for each Term Loan converted from a Revolving Loan is to be extended, which date shall be no later than the date falling two years after the date of the Amending Agreement;

1.4	Clause 7.2(b)(iv) of the Facility Agreement shall be deleted in its entirety and replaced with:

(iv)	the Final Maturity Date for any further Term Loan requested, which date shall be no later than the date falling two years after the date of the Amending Agreement.

1.5	Clause 19.11 of the Facility Agreement shall be deleted in its entirety and replaced with:

The report on Form 10-K for the period ending December 31, 2004, and the Report on Form 10-Q for the period ending September 30, 2005, filed by the Guarantor with the U S Securities and Exchange Commission are the most current 10-K and 10-Q financial statements, and fairly represent in all material respects the Guarantor's financial position at those dates.

2.	EFFECTIVE DATE

The Effective Date shall be the date the Lender confirms it has received, in form and substance satisfactory to it:

2.1
a copy, certified a true and up to date copy by the Secretary of Harsco Investment Limited of a resolution of its board of directors approving the execution and delivery of this Amending Agreement and the performance of the obligations hereunder and authorising a person or persons (specified by name) on behalf of it to sign and deliver this Amending Agreement and any other documents to be delivered by it pursuant hereto and to give all notices which may be required to be given on its behalf hereunder;

2.2	a legal opinion of the General Counsel and Secretary of the Guarantor in a form acceptable the Lender;

2.3	a copy of this Amending Agreement signed by the Borrowers and the Guarantor.

3.	FEES

The Guarantor must pay to the Lender a fee of US$35,000.

4.	REPRESENTATIONS AND WARRANTIES

The Repeating Representations and Warranties set out in Clause 19.20 of the Facility Agreement shall be deemed repeated by the Borrowers and the Guarantor on the date of this Amending Agreement with reference to the facts and circumstances then existing.

5.	MISCELLANEOUS

5.1	All capitalised terms not otherwise defined herein shall have the meaning ascribed to them in the Facility Agreement.

5.2	All other terms and conditions of the Facility Agreement remain the same.

5.3	This Amending Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the jurisdiction of the English courts.

SIGNED FOR AND ON BEHALF OF:-

THE LENDER

By:	John Baini
Director
Address:	135 Bishopsgate, London EC2M 3UR
England
Attention:	John Baini

HARSCO FINANCE B.V.

By:	Derek C. Hathaway	Salvatore D. Fazzolari
	Director	Director
Address:	Wenckebachstraat 1, 1951 JZ Velsen-Noord, Postbus 83
1970 AB Ijmudien
Netherlands
Attention:	Financial Manager

HARSCO INVESTMENT LIMITED

By:	Salvatore D. Fazzolari
Director
Address:	Harsco House, Regent Park, 299 Kingston Road
Leatherhead, Surrey KT22 7SG
England

Attention:	M.R.G. Hoad

HARSCO CORPORATION

By:	Salvatore D. Fazzolari
Senior Vice President, Chief Financial Officer & Treasurer
Address:	PO Box 8888
Camp Hill, PA 17001-8888

Attention:	R.G. Yocum